Non-Current Assets and Disposal Groups Held for Sale	12 Months Ended
Dec. 31, 2022
Components of Other Non-Current Assets and Disposal Groups Held for Sale [Abstract]
Disclosure of non-current assets or disposal groups classified as held for sale [text block]
24 –
Non-Current Assets and Disposal Groups Held for Sale
Within the balance sheet, non-current assets and disposal groups held for sale are included in other assets and other liabilities.
in € m.	Dec 31, 2022	Dec 31, 2021
Cash and bank balances	0	6
Loans, net	40	0
Property and equipment	0	9
Goodwill and other intangible assets	0	88
Other assets	0	296
Total assets classified as held for sale	40	398

Investment contract liabilities	208	0
Other liabilities	0	252
Total liabilities classified as held for sale	208	252

As of December 31, 2022, and December 31, 2021, no unrealized gains (losses) relating to non-current assets classified as held for sale were recognized directly in accumulated other comprehensive income (loss) (net of tax).
2022
DWS completes closing of transfer of its digital investment platform as part of its partnership with BlackFin
In September 2021, DWS Group (“DWS”) and BlackFin Capital Partners (“BlackFin”) had agreed on a long-term strategic partnership to jointly evolve the digital investment platform into a platform eco system that provides comprehensive solutions and services. It was agreed that DWS would transfer its digital investment platform into a joint venture with BlackFin, maintaining a stake of 30%. The transaction to transfer the digital investment platform into the newly established company MorgenFund GmbH closed as of November 30, 2022. As part of the consideration, the Group received a 30 % stake in that company which is accounted for under the equity method and held in the Asset Management division.
Sale of the Italian financial advisors business to Zurich Italy
In August 2021, Deutsche Bank and Zurich Insurance Group Italy (“Zurich Italy”) reached an agreement with Zurich Italy Bank S.p.A. to acquire Deutsche Bank’s Financial Advisors business in Italy. Closing of the sale was announced on October 17, 2022. Under the terms of the agreement, a total of  1,085 Financial Advisors,  96 employees, and approximately € 16 billion in assets under management (of which € 1.0 billion Discretionary Portfolio Management still managed by Deutsche Bank) have passed to Zurich Bank Italy S.p.A. The pre-tax gain on sale totaled € 312 million and was recorded in the Private Bank segment results in the fourth quarter of 2022.
2021
Transfer of Global Prime Finance & Electronic Equities platform to BNP Paribas completed
As part of the Group’s strategic transformation and restructuring plans announced in July 2019, Deutsche Bank had disclosed the exit of its Equities Sales & Trading business. In this context, Deutsche Bank entered into an agreement with BNP Paribas S.A. (“BNP Paribas “) to transfer technology and staff to BNP Paribas and to continue to operate the platform until clients are migrated to BNP Paribas. The Group and BNP Paribas announced on January 5, 2022 that the transfer of clients, technology and key staff to BNP Paribas has been successfully completed by the end of 2021, in line with the targeted timeline.